Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Gina Sorice	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
646-320-4107	617-274-7130
gsorice@akamai.com	tbarth@akamai.com

AKAMAI REPORTS SECOND QUARTER 2019 FINANCIAL RESULTS

Second quarter revenue of $705 million, up 6% year-over-year and up 8% when adjusted for foreign exchange*

Cloud Security Solutions revenue grew 32% year-over-year and 34% when adjusted for foreign exchange*

GAAP EPS of $0.69, up 176% year-over-year, and non-GAAP EPS* of $1.07, up 29% year-over-year

CAMBRIDGE, Mass. – July 30, 2019 – Akamai (NASDAQ: AKAM), the intelligent edge platform for securing and delivering digital experiences, today reported financial results for the second quarter ended June 30, 2019.

“Akamai delivered another quarter of strong results, with revenue and earnings exceeding our expectations. Security product revenue grew 34%, when adjusted for the impact of foreign exchange rates, to over $200 million in the quarter, and we saw continued strong OTT traffic growth on the Akamai Edge platform," said Dr. Tom Leighton, Akamai's Chief Executive Officer. “We believe we are well positioned to achieve our 30% margin goal in 2020, while continuing to invest in innovation and new products to drive future growth.”

Akamai delivered the following financial results for the second quarter ended June 30, 2019:

Revenue: Revenue was $705 million, a 6% increase over second quarter 2018 revenue of $663 million and an 8% increase when adjusted for foreign exchange.*

Revenue by Division(1):

•	Web Division revenue was $380 million, up 8% year-over-year and up 10% when adjusted for foreign exchange*

•	Media and Carrier Division revenue was $325 million, up 4% year-over-year and up 6% when adjusted for foreign exchange*

Revenue from Cloud Security Solutions(2):

•	Cloud Security Solutions revenue was $205 million, up 32% year-over-year and up 34% when adjusted for foreign exchange*

Revenue from Internet Platform Customers(3):

•	Revenue from Internet Platform Customers was $46 million, up 5% year-over-year and when adjusted for foreign exchange*

•	Revenue excluding Internet Platform Customers was $659 million, up 6% year-over-year and up 8% when adjusted for foreign exchange*

Revenue by Geography:

•	U.S. revenue was $417 million, up 1% year-over-year

•	International revenue was $288 million, up 15% year-over-year and up 20% when adjusted for foreign exchange*

Second quarter 2018 and 2019 items: Second quarter year-over-year growth rates for GAAP income from operations, GAAP net income and GAAP EPS in the paragraphs below were impacted by a one-time $50 million endowment to the Akamai Foundation recognized in the second quarter of 2018, which did not recur in the second quarter of 2019.

Second quarter year-over-year growth rates for GAAP and non-GAAP income from operations, net income and EPS in the paragraphs below were benefited by $9 million, or $8 million net of tax and $0.05 per share, from a change in estimated useful lives of some network assets due to software and hardware initiatives undertaken to manage Akamai's global network more efficiently. These network assets, primarily comprised of servers, are now amortized over 5 years, from 4 years, beginning on January 1, 2019.

Income from operations: GAAP income from operations was $136 million, a 138% increase from second quarter 2018. GAAP operating margin for the second quarter was 19%, up 10 percentage points from the same period last year.

Non-GAAP income from operations* was $204 million, a 20% increase from second quarter 2018. Non-GAAP operating margin* for the second quarter was 29%, up 3 percentage points from the same period last year.

Net income: GAAP net income was $114 million, a 165% increase from second quarter 2018. Non-GAAP net income* was $176 million, a 23% increase from second quarter 2018.

EPS: GAAP EPS was $0.69 per diluted share, a 176% increase from second quarter 2018 and a 185% increase when adjusted for foreign exchange.* Non-GAAP EPS was $1.07 per diluted share, a 29% increase from second quarter 2018 and a 32% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $293 million, a 12% increase from second quarter 2018. Adjusted EBITDA margin* for the second quarter was 42%, up 3 percentage points from the same period last year.

Supplemental cash information: Cash from operations for the second quarter of 2019 was $318 million, or 45% of revenue. Cash, cash equivalents and marketable securities was $1.3 billion as of June 30, 2019.

Share repurchases: Akamai spent $81 million in the second quarter of 2019 to repurchase 1.1 million shares of its common stock at an average price of $77.11 per share. The Company had 163 million shares of common stock outstanding as of June 30, 2019.

*	See Use of Non-GAAP Financial Measures below for definitions

(1)    Revenue by Division – A customer-focused reporting view that reflects revenue from customers that are managed by the division

(2)	Revenue from Cloud Security Solutions – A product-focused reporting view that reflects revenue from Cloud Security Solutions separately from all other solution categories

(3)	Revenue from Internet Platform Customers – Revenue from six customers that are large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671(or 1-508-637-5655 for international calls) and using passcode 8775706. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 8775706. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai secures and delivers digital experiences for the world’s largest companies. Akamai’s intelligent edge platform surrounds everything, from the enterprise to the cloud, so customers and their businesses can be fast, smart and secure. Top brands globally rely on Akamai to help them realize competitive advantage through agile solutions that extend the power of their multi-cloud architectures. Akamai keeps decisions, apps and experiences closer to users than anyone – and attacks and threats far away. Akamai’s portfolio of edge security, web and mobile performance, enterprise access and video delivery solutions is supported by unmatched customer service, analytics and 24/7/365 monitoring. To learn why the world’s top brands trust Akamai, visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2019 (1)	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$515,896	$1,036,455
Marketable securities	526,596	855,650
Accounts receivable, net	523,382	479,889
Prepaid expenses and other current assets	178,920	163,360
Total current assets	1,744,794	2,535,354
Marketable securities	287,046	209,066
Property and equipment, net	1,019,407	910,618
Operating lease right-of-use assets	359,128	—
Acquired intangible assets, net	176,031	168,348
Goodwill	1,586,642	1,487,404
Deferred income tax assets	19,677	34,913
Other assets	150,511	116,067
Total assets	$5,343,236	$5,461,770
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$126,539	$99,089
Accrued expenses	250,015	328,304
Deferred revenue	110,750	69,083
Convertible senior notes	—	686,552
Operating lease liabilities	96,160	—
Other current liabilities	7,350	27,681
Total current liabilities	590,814	1,210,709
Deferred revenue	5,204	4,557
Deferred income tax liabilities	25,099	19,624
Convertible senior notes	893,191	874,080
Operating lease liabilities	299,062	—
Other liabilities	135,102	160,940
Total liabilities	1,948,472	2,269,910
Total stockholders' equity	3,394,764	3,191,860
Total liabilities and stockholders' equity	$5,343,236	$5,461,770

(1)
On January 1, 2019, Akamai adopted the new lease accounting standard on a modified retrospective basis by applying the new standard to its lease portfolio as of January 1, 2019, while continuing to apply legacy guidance in the comparative periods. Adoption of the standard required Akamai to record right-of-use assets and lease liabilities for its operating leases related to real estate and co-location arrangements. The adoption of the standard also resulted in elimination of related accrued expenses and deferred rent liabilities, as of January 1, 2019, that are now included in the new lease balances.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenue	$705,074	$706,508	$662,759	$1,411,582	$1,331,483
Costs and operating expenses:
Cost of revenue(1) (2)	242,193	240,743	235,487	482,936	470,312
Research and development(1)	61,439	66,141	59,709	127,580	124,774
Sales and marketing(1)	135,106	126,276	131,680	261,382	254,233
General and administrative(1) (2)	120,116	122,835	170,206	242,951	324,591
Amortization of acquired intangible assets	9,648	9,599	8,294	19,247	16,725
Restructuring charges	790	6,389	266	7,179	15,174
Total costs and operating expenses	569,292	571,983	605,642	1,141,275	1,205,809
Income from operations	135,782	134,525	57,117	270,307	125,674
Interest income	6,410	8,635	6,409	15,045	10,374
Interest expense	(8,446)	(12,116)	(9,204)	(20,562)	(14,054)
Other (expense) income, net	(578)	511	(2,769)	(67)	(2,748)
Income before provision for income taxes	133,168	131,555	51,553	264,723	119,246
Provision for income taxes	19,253	24,425	8,492	43,678	22,471
Net income	$113,915	$107,130	$43,061	$221,045	$96,775

Net income per share:
Basic	$0.70	$0.66	$0.25	$1.35	$0.57
Diluted	$0.69	$0.65	$0.25	$1.34	$0.56

Shares used in per share calculations:
Basic	163,407	163,236	170,250	163,322	170,183
Diluted	165,019	164,787	172,307	164,903	172,156

(1)	Includes stock-based compensation (see supplemental table for figures)

(2)	Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Cash flows from operating activities:
Net income	$113,915	$107,130	$43,061	$221,045	$96,775
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	106,065	108,205	106,298	214,270	210,393
Stock-based compensation	48,142	45,305	47,497	93,447	92,183
Provision (benefit) for deferred income taxes	15,626	8,982	(4,302)	24,608	(12,116)
Amortization of debt discount and issuance costs	8,010	11,618	8,909	19,628	13,759
Restructuring-related software charges	—	—	—	—	2,818
Other non-cash reconciling items, net	1,301	(121)	3,636	1,180	8,015
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	5,639	(43,766)	1,530	(38,127)	(16,889)
Prepaid expenses and other current assets	(10,258)	(13,029)	13,505	(23,287)	8,578
Accounts payable and accrued expenses	32,577	(85,366)	4,221	(52,789)	(27,091)
Deferred revenue	(1,313)	29,286	4,309	27,973	29,552
Other current liabilities	(9,266)	(9,473)	(8,046)	(18,739)	5,655
Other non-current assets and liabilities	7,491	2,079	(937)	9,570	59
Net cash provided by operating activities	317,929	160,850	219,681	478,779	411,691
Cash flows from investing activities:
Cash paid for acquired businesses, net of cash acquired	55	(121,464)	—	(121,409)	(79)
Cash received (paid) for equity method investment	4,205	(40,213)	—	(36,008)	—
Purchases of property and equipment and capitalization of internal-use software development costs	(133,349)	(142,429)	(88,634)	(275,778)	(201,709)
Purchases of short- and long-term marketable securities	(381,133)	(10,625)	(394,534)	(391,758)	(467,886)
Proceeds from sales and maturities of short- and long-term marketable securities	101,493	548,037	64,830	649,530	140,566
Other non-current assets and liabilities	(698)	2,935	236	2,237	(479)
Net cash (used in) provided by investing activities	(409,427)	236,241	(418,102)	(173,186)	(529,587)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Cash flows from financing activities:
Proceeds from the issuance of convertible senior notes	—	—	1,132,622	—	1,132,622
Proceeds from the issuance of warrants	—	—	119,945	—	119,945
Purchase of note hedge related to convertible senior notes	—	—	(261,740)	—	(261,740)
Repayment of convertible senior notes	—	(690,000)	—	(690,000)	—
Proceeds from the issuance of common stock under stock plans	8,998	19,774	11,365	28,772	34,103
Employee taxes paid related to net share settlement of stock-based awards	(11,317)	(38,639)	(11,594)	(49,956)	(41,308)
Repurchases of common stock	(81,375)	(34,872)	(165,727)	(116,247)	(185,512)
Other non-current assets and liabilities	—	(1,558)	(944)	(1,558)	(4,844)
Net cash (used in) provided by financing activities	(83,694)	(745,295)	823,927	(828,989)	793,266
Effects of exchange rate changes on cash, cash equivalents and restricted cash	1,077	1,601	(12,625)	2,678	(11,460)
Net (decrease) increase in cash, cash equivalents and restricted cash	(174,115)	(346,603)	612,881	(520,718)	663,910
Cash, cash equivalents and restricted cash at beginning of period	690,384	1,036,987	365,458	1,036,987	314,429
Cash, cash equivalents and restricted cash at end of period	$516,269	$690,384	$978,339	$516,269	$978,339

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY DIVISION

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2019	March 31, 2019	June 30, 2018 (1)	June 30, 2019	June 30, 2018 (1)
Web Division	$380,374	$376,275	$351,871	$756,649	$705,121
Media and Carrier Division	324,700	330,233	310,888	654,933	626,362
Total revenue	$705,074	$706,508	$662,759	$1,411,582	$1,331,483
Revenue growth rates year-over-year:
Web Division	8%	7%	10%	7%	13%
Media and Carrier Division	4	5	8	5	7
Total revenue	6%	6%	9%	6%	10%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	10%	9%	9%	9%	11%
Media and Carrier Division	6	7	7	6	6
Total revenue	8%	8%	8%	8%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM CLOUD SECURITY SOLUTIONS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2019	March 31, 2019	June 30, 2018 (3)	June 30, 2019	June 30, 2018 (3)
Cloud Security Solutions	$204,811	$190,093	$155,250	$394,904	$305,326
CDN and other solutions	500,263	516,415	507,509	1,016,678	1,026,157
Total revenue	$705,074	$706,508	$662,759	$1,411,582	$1,331,483

Revenue growth rates year-over-year:
Cloud Security Solutions	32%	27%	33%	29%	34%
CDN and other solutions	(1)	—	4	(1)	5
Total revenue	6%	6%	9%	6%	10%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Cloud Security Solutions	34%	29%	31%	32%	32%
CDN and other solutions	—	2	3	1	3
Total revenue	8%	8%	8%	8%	8%

(1) As of January 1, 2019, Akamai reassigned some of its customers from the Media and Carrier Division to the Web Division and revised historical results in order to reflect the most recent categorization and to provide a comparable view for all periods presented. As the purchasing patterns and required account expertise of customers change over time, Akamai may reassign a customer's division from one to another.
(2) See Use of Non-GAAP Financial Measures below for a definition
(3) As of January 1, 2019, Akamai updated its methodology for allocating revenue to specific solutions when solutions are sold as a bundle. Revenue amounts were reassigned from CDN and other solutions revenue to Cloud Security Solutions revenue as a result of this change and historical results were revised in order to reflect the most recent allocation methodologies and to provide a comparable view for all periods presented.

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM INTERNET PLATFORM CUSTOMERS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenue from Internet Platform Customers	$46,259	$47,086	$44,062	$93,345	$88,453
Revenue excluding Internet Platform Customers	658,815	659,422	618,697	1,318,237	1,243,030
Total revenue	$705,074	$706,508	$662,759	$1,411,582	$1,331,483
Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	5%	6%	(14)%	6%	(14)%
Revenue excluding Internet Platform Customers	6	6	12	6	13
Total revenue	6%	6%	9%	6%	10%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
Revenue from Internet Platform Customers	5%	6%	(14)%	6%	(14)%
Revenue excluding Internet Platform Customers	8	8	10	8	10
Total revenue	8%	8%	8%	8%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
U.S.	$416,859	$418,200	$413,129	$835,059	$836,468
International	288,215	288,308	249,630	576,523	495,015
Total revenue	$705,074	$706,508	$662,759	$1,411,582	$1,331,483
Revenue growth rates year-over-year:
U.S.	1%	(1)%	3%	—%	5%
International	15	17	21	16	22
Total revenue	6%	6%	9%	6%	10%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
U.S.	1%	(1)%	3%	—%	5%
International	20	24	18	22	16
Total revenue	8%	8%	8%	8%	8%

(1) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL OPERATING EXPENSE DATA

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
General and administrative expenses:
Payroll and related costs	$47,705	$49,651	$46,874	$97,356	$98,768
Stock-based compensation	14,565	12,628	14,269	27,193	27,191
Depreciation and amortization	18,778	18,373	21,207	37,151	41,095
Facilities-related costs	21,042	21,023	20,529	42,065	42,324
Provision for doubtful accounts	915	800	420	1,715	941
Acquisition-related costs	524	451	500	975	1,643
Legal and stockholder matter costs	—	—	—	—	23,091
License of patent	(4,452)	(4,403)	(4,266)	(8,855)	(8,481)
Endowment of Akamai Foundation	—	—	50,000	—	50,000
Professional fees and other expenses	21,039	24,312	20,673	45,351	48,019
Total general and administrative expenses	$120,116	$122,835	$170,206	$242,951	$324,591

General and administrative expenses–functional(1):
Global functions	$49,462	$49,468	$47,497	$98,930	$103,150
As a percentage of revenue	7%	7%	7%	7%	8%
Infrastructure	72,332	72,327	76,055	144,659	154,247
As a percentage of revenue	10%	10%	11%	10%	12%
Other	(1,678)	1,040	46,654	(638)	67,194
Total general and administrative expenses	$120,116	$122,835	$170,206	$242,951	$324,591
As a percentage of revenue	17%	17%	26%	17%	24%

Stock-based compensation:
Cost of revenue	$5,793	$5,569	$5,553	$11,362	$10,849
Research and development	12,044	12,057	10,926	24,101	21,435
Sales and marketing	15,740	15,051	16,749	30,791	32,708
General and administrative	14,565	12,628	14,269	27,193	27,191
Total stock-based compensation	$48,142	$45,305	$47,497	$93,447	$92,183

(1) Global functions expense includes payroll, stock-based compensation and other employee-related costs for administrative functions, including finance, purchasing, order entry, human resources, legal, information technology and executive personnel, as well as third-party professional service fees. Infrastructure expense includes payroll, stock-based compensation and other employee-related costs for our network infrastructure functions, as well as facility rent expense, depreciation and amortization of facility and IT-related assets, software and software-related costs, business insurance and taxes. Our network infrastructure function is responsible for network planning, sourcing, architecture evaluation and platform security. Other expense includes acquisition-related costs, provision for doubtful accounts, the license of a patent, legal and stockholder matter costs, transformation costs, and the endowment to the Akamai Foundation.

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Six Months Ended
(in thousands, except end of period statistics)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Depreciation and amortization:
Network-related depreciation(1)	$29,394	$30,168	$37,748	$59,562	$75,983
Capitalized internal-use software development amortization	40,640	41,257	32,822	81,897	64,490
Other depreciation and amortization	18,333	17,948	20,837	36,281	40,335
Depreciation of property and equipment	88,367	89,373	91,407	177,740	180,808
Capitalized stock-based compensation amortization	7,271	8,095	5,846	15,366	11,415
Capitalized interest expense amortization	779	1,138	751	1,917	1,445
Amortization of acquired intangible assets	9,648	9,599	8,294	19,247	16,725
Total depreciation and amortization	$106,065	$108,205	$106,298	$214,270	$210,393

Capital expenditures, excluding stock-based compensation and interest expense(2)(3):
Purchases of property and equipment	$99,614	$80,335	$52,815	$179,949	$79,412
Capitalized internal-use software development costs	52,955	49,485	49,028	102,440	98,285
Total capital expenditures, excluding stock-based compensation and interest expense	$152,569	$129,820	$101,843	$282,389	$177,697

End of period statistics:
Number of employees	7,434	7,462	7,443

(1) As of January 1, 2019, due to the software and hardware initiatives undertaken to manage global network more efficiently, Akamai changed the estimated useful life of its network assets, primarily servers, from 4 years to 5 years. This prospective change decreased depreciation expense in the first half of 2019, as compared to the comparative periods presented in 2018.
(2) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(3) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS, NET INCOME AND NET INCOME PER DILUTED SHARE

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Income from operations	$135,782	$134,525	$57,117	$270,307	$125,674
GAAP operating margin	19%	19%	9%	19%	9%
Amortization of acquired intangible assets	9,648	9,599	8,294	19,247	16,725
Stock-based compensation	48,142	45,305	47,497	93,447	92,183
Amortization of capitalized stock-based compensation and capitalized interest expense	8,050	9,233	6,597	17,283	12,860
Restructuring charges	790	6,389	266	7,179	15,174
Acquisition-related costs	524	451	500	975	1,643
Legal and stockholder matter costs	—	—	—	—	23,091
Endowment of Akamai Foundation	—	—	50,000	—	50,000
Transformation costs	1,336	4,191	—	5,527	—
Operating adjustments	68,490	75,168	113,154	143,658	211,676
Non-GAAP income from operations	$204,272	$209,693	$170,271	$413,965	$337,350
Non-GAAP operating margin	29%	30%	26%	29%	25%

Net income	$113,915	$107,130	$43,061	$221,045	$96,775
Operating adjustments (from above)	68,490	75,168	113,154	143,658	211,676
Amortization of debt discount and issuance costs	8,010	11,618	8,909	19,628	13,759
Loss (gain) on investments	250	(690)	2,000	(440)	2,000
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(14,454)	(12,304)	(24,191)	(26,758)	(45,474)
Non-GAAP net income	$176,211	$180,922	$142,933	$357,133	$278,736

GAAP net income per diluted share	$0.69	$0.65	$0.25	$1.34	$0.56
Amortization of acquired intangible assets	0.06	0.06	0.05	0.12	0.10
Stock-based compensation	0.29	0.27	0.28	0.57	0.54
Amortization of capitalized stock-based compensation and capitalized interest expense	0.05	0.06	0.04	0.10	0.07
Restructuring charges	—	0.04	—	0.04	0.09
Acquisition-related costs	—	—	—	0.01	0.01
Legal and stockholder matter costs	—	—	—	—	0.13
Endowment of Akamai Foundation	—	—	0.29	—	0.29
Transformation costs	0.01	0.03	—	0.03	—
Amortization of debt discount and issuance costs	0.05	0.07	0.05	0.12	0.08
Loss (gain) on investments	—	—	0.01	—	0.01
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.09)	(0.07)	(0.14)	(0.16)	(0.26)
Non-GAAP net income per diluted share	$1.07	$1.10	$0.83	$2.17	$1.62

Shares used in diluted per share calculations	165,019	164,787	172,307	164,903	172,156

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net income	$113,915	$107,130	$43,061	221,045	$96,775
Interest income	(6,410)	(8,635)	(6,409)	(15,045)	(10,374)
Provision for income taxes	19,253	24,425	8,492	43,678	22,471
Depreciation and amortization	88,367	89,373	91,407	177,740	180,808
Amortization of capitalized stock-based compensation and capitalized interest expense	8,050	9,233	6,597	17,283	12,860
Amortization of acquired intangible assets	9,648	9,599	8,294	19,247	16,725
Stock-based compensation	48,142	45,305	47,497	93,447	92,183
Restructuring charges	790	6,389	266	7,179	15,174
Acquisition-related costs	524	451	500	975	1,643
Legal and stockholder matter costs	—	—	—	—	23,091
Endowment of Akamai Foundation	—	—	50,000	—	50,000
Transformation costs	1,336	4,191	—	5,527	—
Interest expense	8,446	12,116	9,204	20,562	14,054
Loss (gain) on investments	250	(690)	2,000	(440)	2,000
Other expense, net	328	179	769	507	748
Adjusted EBITDA	$292,639	$299,066	$261,678	$591,705	$518,158
Adjusted EBITDA margin	42%	42%	39%	42%	39%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•
Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and are unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•
Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•
Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•
Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and estimated costs of exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•
Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. In February 2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rates of these convertible senior notes were 4.26% and 3.20%, respectively. This is a result of the debt discounts recorded for the conversion features that are required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The interest expense excluded from Akamai's non-GAAP results is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•
Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations and ongoing operating performance.

•
Legal and stockholder matter costs – Akamai has incurred losses related to the settlement of legal matters and costs from professional service providers related to a non-routine stockholder matter. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•
Endowment of Akamai Foundation – During the second quarter of 2018, Akamai incurred a charge to endow the Akamai Foundation. Akamai believes excluding this amount from non-GAAP financial measures is useful to investors as this one-time expense is not representative of its core business operations.

•
Transformation costs – Akamai has incurred professional services fees associated with internal transformation programs designed to improve its operating margins and that are part of a planned program intended to significantly change the manner in which business in conducted. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events and activities giving rise to them occur infrequently and are not representative of Akamai's core business operations and ongoing operating performance.

•
Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; transformation costs; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; transformation costs; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per share – Non-GAAP net income divided by basic weighted average or diluted common shares outstanding. Basic weighted average shares outstanding are those used in GAAP net income per share calculations. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transaction entered into in connection with the issuance of $1,150 million of convertible senior notes due 2025. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transaction and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due 2025, unless and until Akamai's weighted average stock price is greater than $95.10, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; transformation costs; foreign exchange gains and losses; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.

Impact of Foreign Currency Exchange Rate – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected future financial performance. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; change in stock price; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.